                            SUPPLY/PURCHASE AGREEMENT

           THIS AGREEMENT (the "Agreement"), is made and effective this 18th day of January, 2001, by and between HTS Biosystems, Inc., a Minnesota Corporation having its principal office at 92 South Street, Hopkinton Massachusetts, the United States of America ("HTS") and Mitsubishi Chemical Corporation, a Japanese corporation having its principal office at 5-2, Marunouchi 2-chome, Chiyoda-ku, Tokyo, Japan ("MCC").

                                WITNESSETH THAT:

           WHEREAS, HTS has been engaged in the manufacture and sale of HTS SPR Array System and Uncoated Grating Chips (the "Products");

           WHEREAS, MCC wishes to purchase the Products from HTS for MCC's Development; and

           NOW, THEREFORE, in consideration of the mutual covenants, conditions and agreement herein set forth, the parties hereby agree as follows:


ARTICLE 1 (SUPPLY AND PURCHASE)

           Subject to the terms and conditions set forth herein, HTS shall sell, transfer and deliver to MCC, and MCC shall purchase and receive from HTS, the Products meeting the quality specifications as set forth in Article 2.1 hereof.


ARTICLE 2 (SPECIFICATION)

2.1 The specifications and quantity of the Products to be delivered to MCC hereunder (the "Specifications") shall be those as described in Exhibit A attached hereto and made a part hereof.

2.2 Upon delivery of the Products to MCC, HTS shall provide a certificate describing the result of its test on each lot of the Products delivered meeting the Specifications.

ARTICLE 3 (FORECAST AND ORDERING MECHANISM)

3.1 In order to help HTS make its production and supply program, MCC shall inform HTS, in writing, of a forecast indicating MCC's estimated semi-annual requirements for the Products during each such half year period together with the monthly breakdown (a " Forecast"). None of the figures indicated in each Forecast shall be interpreted as a binding commitment of MCC; provided, however, that MCC shall use its reasonable efforts to place purchase orders with HTS for the Products so as to follow the monthly breakdown indicated in each Forecast.

3.2 A firm purchase order for the Products may be placed by MCC in writing (by facsimile) with HTS at any time but not later than eight (8) weeks by MCC, prior to the desired date of delivery. Each purchase order shall indicate;

         (1) the desired quantity of the Products and desired date of delivery; and

         (2)      any other information as MCC deems necessary and appropriate.

3.3 Immediately but, in no event, later than one (1) week after the date of each purchase order by MCC, HTS shall provide MCC, to whoever sent such purchase order, with a written notice (by facsimile) of its (i) acceptance of such MCC's purchase order or (ii) difficulty (together with the reason therefor) to meet such MCC's requirement indicated in any part of the purchase order. Each individual sales/purchase contract shall be deemed established and become binding between such MCC and HTS simultaneously upon HTS's written acceptance of such MCC's firm order as placed pursuant to Article 3.2 above. If any difficulty should be indicated in HTS's notice, MCC and HTS shall discuss in good faith measures to solve such difficulty.

3.4 None of the terms and conditions as may be indicated in such purchase order of MCC or HTS's acceptance which are not referred to in this Agreement or not consistent with those of this Agreement shall have any binding effect over the parties unless otherwise from time to time agreed to by the parties.

ARTICLE 4 (UNIT PRICE AND PAYMENT TERMS)

4.1 The unit price payable by MCC to HTS for the Products delivered hereunder (the "Unit Price") shall be as described in Exhibit B per attached hereto.

4.2 Each payment by MCC for the Products delivered from HTS to MCC hereunder shall be made to HTS in US Currency. The U.S. currency payments hereunder shall be determined on the basis of the telegraphic transfer selling (TTS) rate of exchange as reported by Tokyo Mitsubishi Bank in effect on the date such payments. Such payment shall be paid within ninety (60) days after the delivery of the each Product. With respect to the payment set forth herein, MCC shall be responsible for taxes, duties or any other expenses in Japan and HTS shall be responsible for taxes, duties or any other expenses in the United States of America.


ARTICLE 5 (DELIVERY)

5.1 The terms of delivery of the Products from HTS to MCC shall be FOB Boston Logan International Airport.

5.2 The title to and the risk of loss of the Products shall pass from HTS to MCC upon the time of delivery.


ARTICLE 6 (PACKING)

           The Products shall be packed as requested by MCC and in a commercially reasonable fashion.


ARTICLE 7 (USE OF THE PRODUCTS)

           The Products shall be used solely for the MCC's research and development.

ARTICLE 8 (NON-CONFORMITY)

8.1 HTS hereby warrants to MCC that the Products shall meet with the Specifications at the time of the delivery.

8.2 The warranty under this Article 8 shall not be valid and available unless MCC, so delivered, shall have sent a written notice to HTS of an alleged non-conformity of the Products to the Specifications within one hundred eighty (180) days after the date of delivery of such allegedly non-conforming Products.

8.3 In the event that MCC, so delivered, has proven, with proper technical background, the alleged non-conformity of Products to have been attributable to HTS, HTS shall provide MCC with replacement Products that shall meet the Specifications without unreasonable delay.


ARTICLE 9 (DISCLAIMER)

           The warranties and remedies as provided for in article 8 above shall be exclusive and there are no other warranties, expressed or implied, including the warranties of merchantability, fitness of the products for any particular purpose other than that as described in Article 9 or non-infringement of third party's intellectual property rights. In no event shall seller be liable or held responsible to any incidental or consequential losses or damages (including, but not limited to, economic losses or loss of profits) suffers or incurred by MCC as a result of or in connection with the implementation of the supply of products hereunder, except to the extent such losses or damages arise out of gross negligence or willful misconduct of HTS.


ARTICLE 10 (TERM AND TERMINATION)

10.1 This Agreement shall be valid for a period of six (6) months commencing on the execution date hereof.

10.2 Notwithstanding the provisions of Article 9.1 above, each of the parties may terminate this Agreement by giving a written notice to the other parties in the event that either party;

         (1) is declared insolvent or bankrupt, or makes an assignment or other arrangement for the benefit of its creditors;

         (2) has all or any substantial portion of its capital stock, assets or any other property transferred by it to any third party or expropriated by any government;

         (3)      is dissolved or liquidated;

         (4) becomes unable to make payment or stop making payments to a third party; or

         (5) commits material default or breach of its obligation under this Agreement, and such default or breach shall not have been cured within thirty (30) days after the date of a written notice of such default or breach by the non-defaulting Party.

10.3 Any expiration or termination of this Agreement shall not release any party from any of its obligations accrued prior to the date of expiration or termination or any liabilities to the other parties that may incur upon such termination.

10.4 Upon termination of this Agreement for whatever reason, notwithstanding the provisions of Article 4.2 above, the parties shall immediately pay all then outstanding credit irrespective of their original due dates.


ARTICLE 11 (FORCE MAJEURE)

           None of the parties shall be liable for any loss or damage, or delay or failure in performing its obligation, other than any monetary obligation against any other party, under this Agreement caused by circumstances beyond the control of the party affected, which affects the relevant party or any other person involved in the sale, manufacturing, supply, shipment or receipt of the Product, including, but not limited to, acts of God, fire, flood, typhoon, earthquake, tidal wave, landslide, plague, epidemic, quarantine restriction, perils of the sea, war or serious threat of the same, civil commotion, blockade, arrest or restraint of government, rulers or people, requisition of vessel or aircraft, strike, lockout, sabotage or other labor dispute, explosion, accident or breakdown in a whole or in part of machinery, plant, transportation or loading facility, governmental request, guidance, order or regulation, unavailability of transportation or loading facility, curtailment, shortage or failure in the supply of fuel, water, electric current, other utility, or raw material, and any other similar causes or circumstances which are beyond the reasonable control of the party affected.


ARTICLE 12 (NOTICE)

           All notices, statements, reports, requests or other communications to a party required or permitted hereunder shall be in writing and shall be deemed effective and properly given when sent by registered or certified mail, or by confirmed facsimile transmission to the person as indicated below or such other person as may be designated by MCC or HTS by such notice;

       if to MCC, to:

       Mitsubishi Chemical Corporation.
       5-2, Marunouchi 2-chome,
       Chiyoda-ku, Tokyo100-0005 Japan
       Attention: General Manager, Life Science Business Initiatives Department Facsimile number: (03) 3283-5809 and, if to HTS, to:

       HTS Biosystems, Inc.
       92 South Street,
       Hopkinton, Massachusetts 01748 U.S.A
       Attention: CEO
       Facsimile number:  (508) 435-6342

MCC and HTS may change their respective above-specified recipient and/or mailing address by notice to the other party given in the manner herein prescribed. All notices shall be deemed given on the day when actually delivered as provided above (if delivered by facsimile) or on the day shown on the return receipt (if delivered by mail).

ARTICLE 13 (CONFIDENTIALITY)

13.1 Each of the parties (the "Receiving Party") shall keep in confidence, and shall not disclose to any third party and use for any purpose other than that of this Agreement, the content of this Agreement nor any confidential information furnished from any other Party (the "Disclosing Party"), unless otherwise specifically agreed to in writing by the Disclosing Party; provided, however, that any of the following information shall not be deemed as confidential information for purposes of this Agreement:

         (1) information that is publicly known at the time of receipt from the Disclosing Party, or that becomes known to the public after receipt by any reason not attributable to the Receiving Party.

         (2) information that was already in possession of the Receiving Party prior to the disclosure from the Disclosing Party.

         (3) information that was furnished to the Receiving Party from any third party as a matter of right without restriction on disclosure.

13.2 The obligations under this Article shall survive any expiration or termination of this Agreement for a period of five (5) years thereafter.


ARTICLE 14 (WAIVER)

           No waiver by any party of its right to enforce any provisions of this Agreement shall constitute a waiver of such party's right to enforce such provisions thereafter or to enforce any other provisions of this Agreement.

ARTICLE 15 (ASSIGNMENT)

           Each of the party shall not assign or transfer all or any part of this Agreement to any third party without the prior written consent of the other parties.


ARTICLE 16 (GOVERNING LAW)

           This Agreement shall be construed in accordance with the laws of the State of New York, excluding its choice of law provisions. The Parties further agree to submit themselves to the non-exclusive jurisdiction of the state and federal courts of the State of New York in the event that any dispute arises under this Agreement.


ARTICLE 17 (SEVERABILITY)

17.1 In the event that any provision of this Agreement should be deemed unlawful or invalid, then, except as provided for herein, such provision shall be severed from this Agreement but the remaining provisions of this Agreement as a whole shall remain unaffected and binding on the Parties.

17.2 Notwithstanding any other provision of this Agreement to the contrary, if the parties' intention as originally contemplated herein should become disturbed or to be likely disturbed to a substantial degree by the action or order of any government authorities concerned, then the parities shall review this Agreement and discuss in good faith alternative solutions practically available which may include the termination of this Agreement.


ARTICLE 18 (ARBITRATION)

           The parties hereto shall attempt to settle any dispute, controversy or difference in connection with this Agreement and the incidental agreements in an amicable way. In the event that such attempts should fail, then the parties hereto agree that the dispute be exclusively and finally settled by arbitration under the Rules of Conciliation and Arbitration of the International Chamber of Commerce. The arbitration proceedings shall be held in Tokyo, Japan in the English language.

ARTICLE 19 (ENTIRE AGREEMENT)

           This Agreement contains the entire and final agreement of the parties with respect to the subject matter hereof. Any and all prior memoranda of understanding, letters of intent, promises, undertakings, representations, agreements and understandings, written or oral, with respect to the subject matter of this Agreement shall be hereby terminated. This Agreement may not be altered, amended or modified in any way except by an instrument in writing executed by the parties.


           IN WITNESS WHEREOF, the parties have caused this Agreement to execute by their duly authorized officers.



                                    MITSUBISHI CHEMICAL CORPORATION


                                    --------------------------------------------
                                    By:     Kiyoshi Nakayama
                                    Its:    General Manager,
                                            Life Science Business Initiative
                                            Department



                                    HTS BIOSYSTEMS, INC.


                                    --------------------------------------------
                                    By:     Gregory G. Freitag
                                    Its:    Chief Executive Officer

                                    EXHIBIT A

                   SPECIFICATIONS FOR LEVEL 1 PRODUCTION UNIT

CORRELATION OF SPR PARAMETERS

---------------------------------------------------------------------------------------------------------
                            SPR PARAMETERS                                    EQUIVALENT VALUES
=========================================================================================================
                           SPR angle shift                                     2.5 millidegrees
CHANGE IN PROTEIN SURFACE CONCENTRATION                                          0.05 ng/mm2
CHANGE IN BULK REFRACTIVE INDEX                                                    5 x 10-5
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                               INSTRUMENT                                          DETAILS
---------------------------------------------------------------------------------------------------------
FLEX CHIP ANALYZER
1. OPTICS
  1)Illumination system
    (1)LED                                                                       HP HSDL4400
    (2)Wavelength                                                                   875 nm

    (3)Scanning methods to change incident angle                                 Move source
        a)Methods                                                                Motor driver
        b)Scan speed (degrees/ms)                                              2.65x10-4 deg/ms
    (3)Total incident angle (degrees)
        (from XX to YY)                                                             16-24
        (which corresponds to a refractive index range of AA to BB)              1.43 x 10-1

    (4)Individual incident angle of 35 LEDs (millidegree)                         180 mdeg
        (which corresponds to the resolution?)                                   3.24 x 10-3
    (5)LED spot size on the sensor surface  (mm2)                              25 mm diameter
(which corresponds to the array capability ?)                                     overfills

2.  DETCTION SYSTEM
    (1)CCD array detector                                                      Quantix 1401E-G2
       a)Number of pixels                                                         1317-1035
       b)pixel size                                                              6.8 x 6.8 um
       c)CCD bits                                                                  12 bits
       d)Spot size of reflected beam                                             10mm x 10mm
       e)Frame rate                                                              2 Frames/sec
       f)Integration time (exposure time)                                          100 ms

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

3.  OTHERS
    (1)STANDARD SENSOR CHIP to check the optics                                None currently
    (1)Methods of getting same optical signal (intensity)                  Overfill 1 x 1 cm area
       At every site on the STANDARD sensor surface
    (2)Methods of correcting optical signals                             Normalization / angle scan
    (3)Methods of on-line subtraction (reference)                            Currently off-line
    (4)Advantage of this system                                                   400 ROIs

---------------------------------------------------------------------------------------------------------

2.Flow control
   1)Peristatic pump or Syringe pump                                             peristaltic
   2)Methods of flow path channeling
   2)Flow rate range                                                            1-500 uL/min
   3)Stability of Flow rate (on sensor surface)
    (1)Same flow rate at every site on sensor surface
    (2)No short path
    (3)To avoid air noises (foam)
   4)To avoid sample dispersion due to mixing
       between sample and buffer at the beginning
       And end of injection (air segments ?)
   5) To avoid concentration differences in the
       flow cell (flow rate ?)


---------------------------------------------------------------------------------------------------------

3.DATA ANALYSIS
   1)Raw data of SPR of 35 LEDs at every site
     on sensor surface.
      a)CCD bit image                                                             optional
   2)Methods of estimating peak shifts                                       5th order polynomial
      (peak shifts or Intensity shifts?)                                         Peak shifts
   3)data Intervals                                                         5 millidegrees or 1 sec
                                                                       1 kinetic point every 12 seconds
   4)Reaction time scale                                                     for 400 array spots.
   5)Used capacity for one data
   6)Software for calculation                                                       Labview

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

4.OTHERS
   1)Temperature control in FLEX CHIP                                           Yes +/- 0.5 C
                                                                                      120 VAC
   2)Power supply                                                                   60 Hz
   3)Dimentions ( L x W x H )                                                   500x500x500mm
   4)Net Weight (kg)                                                                 58 kg

---------------------------------------------------------------------------------------------------------

FLEX CHIP
1.Chip (Gold-coated sensor chip transducer)
   1)Groove width (pitch)                                                           856nm
                                                                                   38-40 nm
   2)Groove depth                                                               60 nm optimal
   3)Groove shape                                                                sinusoidal
   4)Gold-layer thickness                                                         40-80 nm
   5)Substrate                                                                        PC
   6)Manufacturing Process of Gold-coated gratings
     (stamper, spattering etc)
     a)Instruments
     b)Methods
   7)Spotting methods of samples (proteins)
     a)Instruments (machines and tools)
     b)Methods

---------------------------------------------------------------------------------------------------------

2.Disk (cartridge with sensor chip)
   1)Cartridge material
   2)Cartridge structure in detail (design)
   3)Flow cell volume (L x W x H)                                       55 uL total (25 under window)
   3)Manufacturing-Process to assemble cartridge
     a)Instruments and tools (UV light, etc)
     b)Methods
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
SYSTEM SPECIFICATION                                                             HTS-Systems
---------------------------------------------------------------------------------------------------------
TYPE OF INFORMATION                                                   Detection
                                                                      Concentration
                                                                      Kinetics and Affinity data
                                                                      Others (Thermodynamic analysis)?
---------------------------------------------------------------------------------------------------------
FLOW AND SAMPLING CONTROL

 1)Flow rate range (through flow cell)                                          1-500 uL/min
   (steps)                                                                       1 uL steps

 2)Flow rate accuracy

 3)Flow rate precision

 4)Required sample volume                                                       Minimum 55 uL

 5)Chemical resistance                                                                yes
 (pulse or continuous flow)
 (for Methanol and DMSO ,etc)

 6)Sample capacity

---------------------------------------------------------------------------------------------------------
DETECTION

                                                                        400 ROI ~250 um diameter (2500
                                                                          ROI possible with ~100 um
 1)Array capability                                                               diameter)

                                                                           Real time monitoring of
 2)Data presentation                                                             interactions
                                                                         at every site on the sensor
                                                                        surface once every 12 seconds
                                                                       (may change w/ 2500 spot array)

                                                                           1.33-1.40 with software
 3)Sample refractive index range                                                 development
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                            Semi-fixed (mechanical
 4)Analysis temperature                                                          adjustment)
 (fixed or varied)

 5)Temperature accuracy                                                           +/- 0.5 C


 6)Time to change temperature
    if needed
      by 5?
                                                                       From ambient to 35 degrees C in
      by 10?                                                                 less than 1 minute

---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
SYSTEM SPECIFICATION                                                              HTS-System
---------------------------------------------------------------------------------------------------------
TYPICAL WORKING TEST
 (better than Quantech System)

Baseline
   1)Baseline noise                                                    Not determined with new technique
   2)Baseline drift                                                    Not determined with new technique

Glucose runs                                                           Use ethanol gradient for
                                                                       characterization
   1)Detection limit of glucose                                        0.1  % (.0025 deg) ethanol in
                                                                       high resolution mode over entire
                                                                       surface (all 400 ROIs)
      (0 +2SD)                                                         1-2 minute analysis time

   2)CV's (at a glucose concentration
     of 1mg/mL at all sites on sensor
     Surface

   3)Difference of relative SPR shift
     between sites

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
   3)Difference of relative SPR shift between instruments
   3)Linearity~ ~over 2 logs ( can currently detect 0.1 to
     10% EtOH)

Other samples
 1)Myoglobin (MWoF17000 Da)
 2)Avidin , etc
TYPICAL DYNAMIC RANGE
 (better than BIACORE System ?)                                        Yes with additional work

Kinetics
   1)Association rate constant                                         NA
        (in future)
   2)Dissociation rate constant                                        NA
        (in future)
   3)Affinity                                                          NA
         (in future)

Detection limit of low molecular weight                                50 pg/mm2
(no enhancer / direct measurement)
---------------------------------------------------------------------------------------------------------

                                    EXHIBIT B

1.         HTS SPR ARRAY SYSTEM

1-1        Unit Price                               US$150,000

1-2        Number of Units to be purchased:         up to three (3) units

1-3        Conditions for payment:
           MCC will pay half of the amounts that unit price multiply number of units to be purchased to HTS within forty-five days and remaining balance will be paid within forty-five days after receipt by MCC of the instrument(s) by the MCC designated agent provided that MCC has not informed HTS of non-acceptance of such instruments.

2.         UNCOATED GRATING CHIPS

2-1        Unit Price                               US$1.75

2-2        Number of Uncoated Grating Chips         To be determined

2-3        Conditions for payment:
           MCC will pay the mounts that unit price multiply number of Uncoated Grating Chips to be purchased to HTS within forty-five days upon receipt of Uncoated Grating Chips.